UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2017

ENTERCOM COMMUNICATIONS CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14461	23-1701044
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 E. City Avenue, Suite 809
Bala Cynwyd, Pennsylvania	19004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610)-660-5610

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 10, 2017, Entercom Communications Corp. (the “Company”), Constitution Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), CBS Corporation, a Delaware corporation (“CBS”) and CBS Radio Inc., a Delaware corporation and an indirect wholly owned subsidiary of CBS (“CBS Radio”), entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 2, 2017, by and among the Company, Merger Sub, CBS, and CBS Radio.

The Amendment provides that, among other things, immediately following the consummation of the transactions contemplated by the Merger Agreement, the Company’s board of directors will be comprised of ten members, and that the ten members will be made up of all six directors from the Company’s current board of directors (or their pre-merger replacements) and four new directors, who will be Stefan M. Selig, Sean Creamer, Leslie Moonves (Chairman of the Board, President and Chief Executive Officer of CBS) and Joseph R. Ianniello (Chief Operating Officer of CBS). In accordance with the Merger Agreement, Messrs. Moonves and Ianniello have agreed to execute and deliver an irrevocable letter of resignation from the Company’s board of directors effective upon the earlier of (a) six months after the closing of the transactions contemplated by the Merger Agreement and (b) the day prior to the first annual meeting of the Company following closing of the transactions contemplated by the Merger Agreement.

The above description is a summary that is qualified by the full text of the Amendment. A copy of the Amendment is attached as an exhibit and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Title

2.1	Amendment No. 1, dated as of July 10, 2017, to the Agreement and Plan of Merger, dated as of February 2, 2017, by and among CBS Corporation, CBS Radio Inc., Entercom Communications Corp. and Constitution Merger Sub Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

Dated: July 10, 2017	By:	/s/ Andrew P. Sutor, IV
	Name:	Andrew P. Sutor, IV
	Title:	Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Title

2.1	Amendment No. 1, dated as of July 10, 2017, to the Agreement and Plan of Merger, dated as of February 2, 2017, by and among CBS Corporation, CBS Radio Inc., Entercom Communications Corp. and Constitution Merger Sub Corp.